UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2018

MPM HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-201338	47-1756080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road
Waterford, NY 12188
(Address of principal executive offices including zip code)

(518) 233-3330
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2018, MPM Holdings Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MOM Holding Company, a Delaware corporation (“Parent”) and MOM Special Company, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent is a wholly owned subsidiary of affiliates of SJL Partners, LLC, a limited liability company formed under the laws of South Korea, KCC Corporation, a South Korean corporation (“KCC”), and Wonik Holdings Co., Ltd., a South Korean limited company (“Wonik”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “Shares”) (other than Shares to be cancelled in accordance with the Agreement immediately prior to the Effective Time and other than Shares as to which dissenters’ rights have been properly exercised), will be converted into the right to receive an amount in cash equal to $32.50 per Share, without interest (the “Merger Consideration”), subject to adjustment in the event that the aggregate cash held by the Company at the end of the last calendar quarter prior to completion of the Merger is less than $250 million, in which case the cash payable per Share will be adjusted downward on a dollar-for-dollar basis to reflect the total amount of the shortfall (provided that the amount of the shortfall is greater than $100,000).

Completion of the Merger is subject to customary closing conditions, including (1) the adoption of the Merger Agreement by the affirmative vote (or delivery of a written consent) of the holders of at least a majority of all outstanding Shares, (2) there being no judgment or law enjoining or otherwise prohibiting the consummation of the Merger, (3) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required antitrust approvals, and (4) that no event or development which has a material adverse effect on the assets, business, condition or results of the Company (subject to certain exceptions) has occurred. Completion of the Merger is also subject to the receipt of approval from the Committee on Foreign Investment in the United States and the absence of any restraint issued under the German Foreign Trade Ordinance that enjoins or otherwise prohibits consummation of the Merger. The obligation of each of the Company, Parent and Merger Sub to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. On September 13, 2018, the holders of a majority of the outstanding Shares delivered a written consent approving and adopting the Merger Agreement, thereby satisfying the condition specified above relating to adoption of the Merger Agreement by the holders of at least a majority of all outstanding Shares.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature. In connection with the Company’s entry into the Merger Agreement, affiliates of Apollo Global Management, LLC and Oaktree Capital Management, L.P. who together hold a majority of the Shares have executed a written consent adopting and approving the Merger Agreement and the transactions it contemplates, including the Merger.  The affiliates have also entered into a customary stockholder support agreement restricting their ability to transfer the Shares and to solicit alternative transactions.

Concurrently with the Company’s execution of the Merger Agreement, KCC, Wonik and one of Wonik’s subsidiaries have executed and delivered a joint guarantee of Parent’s obligations under the Merger Agreement, including its obligation to pay the Merger Consideration. The representations and warranties of the Company, Parent and Merger Sub contained in the Merger Agreement have been made solely for the benefit of Company, Parent and Merger Sub. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, Parent, Merger Sub or their respective subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.
Cautionary Statements Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the benefits and anticipated timing of the merger transaction and expectations or predictions of future financial or business performance.  In addition, our management may from time to time make oral forward-looking statements.  All statements, other than statements of historical facts, are forward-looking statements.  Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions.  Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy, the merger agreement, and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans.  Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission (the “SEC”).  While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the impact of work stoppage and other incidents on our operations, changes in governmental regulations or interpretations thereof and related compliance and litigation costs, adverse rulings in litigation, difficulties with the realization of our cost savings in connection with  strategic initiatives, including transactions with our affiliate, Hexion Inc., pricing actions by our competitors that could affect our operating margins, the impact of our growth and productivity investments, our ability to realize the benefits therefrom, and the timing thereof, our ability to obtain additional financing, and risks related to the merger agreement including the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the proposed merger may not be satisfied or may not be satisfied in a timely manner, the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized, potential customer losses and business disruption following the announcement or consummation of the proposed transaction, potential litigation relating to the merger transaction, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally,  and the other factors listed in the Risk Factors section of our SEC filings.  All forward-looking statements are expressly qualified in their entirety by this cautionary notice.  The forward-looking statements made by us speak only as of the date on which they are made.  Factors or events that could cause our actual results to differ may emerge from time to time.  We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 2.1	Agreement and Plan of Merger, dated September 13, 2018, by and among MOM Holding Company, MOM Special Company, and MPM Holdings Inc. †*

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.
* Confidential treatment requested.  Confidential portions of this Exhibit 2.1 have been omitted and filed separately with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM HOLDINGS INC.

Date: September 19, 2018	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer